UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2026

RYVYL INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Camino Del Rio North, Suite 1400
San Diego, CA 92108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Reference is made to the disclosure in Item 8.01 of this Current Report on Form 8-K (this “Form 8-K”), which disclosure is incorporated herein by reference. The Press Release (as defined below) is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Form 8-K under Item 7.01, including Exhibit 99.1 attached hereto, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof. The information set forth in this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events.

On January 15, 2025, RYVYL Inc. (the “Company”) issued a press release announcing the filing of a proxy statement and a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s proposed acquisition of RTB Digital, Inc. (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K, including Exhibit 99.1 attached hereto, may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words, including statements regarding the Company’s ability to consummate the proposed acquisition of RTB Digital, Inc (the “Merger”). You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and the Company’s actual results may differ materially from those anticipated in these forward-looking statements. Such forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed in or implied by these statements.

By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws. These forward-looking statements include, but are not limited to, statements regarding the Merger between the Company and RTB Digital, Inc. (collectively, the “Parties”), the likelihood that the SEC will declare the Registration Statement on Form S-4 filed by the Company in connection with the Merger effective, the expected closing of the Merger and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in the Form 8-K and the Press Release. These include: the risk that the Parties’ businesses will not be integrated successfully and the risk that cost savings, synergies and growth from the proposed Merger may not be fully realized or may take longer to realize than expected; the possibility that stockholders of the Company may not approve the issuance of new shares of Company common stock in the Merger or that stockholders of the Company may not approve the Merger; the risk that a condition to the closing of the Merger may not be satisfied, that either party may terminate the definitive agreement or that the closing of the Merger might be delayed or may not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; the risk that the Parties do not receive regulatory or other approvals of the Merger; the occurrence of any other event, change, or other circumstances that could give rise to the termination of the Merger agreement or changes to the transactions; the risk that changes in the Company’s capital structure and governance could have adverse effects on the market value of its securities; the ability of the Parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on the Parties’ operating results and business generally; the risk the Merger could distract the respective managements of the Parties from ongoing business operations or cause the Parties to incur substantial costs; impacts on the Parties’ plans for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Merger; the risk that the Parties may be unable to reduce expenses or access financing or liquidity; the impact of any economic downturn; the risk of changes in governmental regulations or enforcement practices; and other important factors that could cause actual results to differ materially from those projected and those discussed under risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings filed with the SEC (including its Current Reports on Form 8-K and Quarterly Reports on Form 10-Q). Forward-looking statements speak only as of the date they are made. The Company does not assume any obligation to update forward-looking statements as circumstances change. The Company gives no assurance that it will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit
99.1	Press Release issued on January 15, 2026.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL Inc.

By:	/s/ George Oliva
	Name:	George Oliva
	Title:	Interim Chief Executive Officer and Chief Financial Officer

Dated: January 15, 2026

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